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                                                                   Exhibit 10.10




                              PLACEMENT AGREEMENT
                                       OF
                          MICRO-MEDIA SOLUTIONS, INC.


                                                               November 11, 1997

EQUITY SERVICES, LTD.
St. Andrews Court
Frederick Street Steps
P.O. Box N-4805
Nassau, Bahamas

Gentlemen:

        The undersigned, Micro-Media Solutions, Inc., a Utah corporation (the "Company"), confirms its agreement with Equity Services, Ltd., a Nevis company ("ESL") as follows:
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1.      Description of Securities and Offering.

        (a) ESL has agreed to privately place (the "Private Placement") Four Hundred Thousand (400,000) units of the Company's securities (the "Units"), each Unit consisting of one (1) share (the "Shares") of the Company's Series A 5% Cumulative Convertible Non-Voting Preferred Stock (the "Series A Preferred Stock"), each Share being immediately convertible into ten (10) shares of the Company's common stock, and six (6) Class A warrants (the "Class A Warrants"), at a price of Five and 30/100 Dollars ($5.30) per Unit (the "Private Placement Price"), on or before November 14, 1997 (the "Closing").

        The Shares shall have a cumulative dividend of 5% per annum, payable on a fiscal quarterly basis, which shall be paid by the issuance of shares of the common stock of the Company, par value $0.10 per share (the "Common Stock") based on the thirty (30) day average closing bid price of the Common Stock immediately prior to the dividend date. Each Class A Warrant included in the Units will upon its exercise entitle the holder thereof to purchase one (1) share of Common Stock and will be exercisable during a period beginning January 31, 1998, and ending two (2) years thereafter. The Class A Warrant exercise price will be One Dollar and Fifty Cents ($1.50) per share subject to adjustment as described below. Each Warrant will have anti-dilution provisions for stock dividends, splits, mergers, sale of all or substantially all of the Company's assets. The components of the Units will be separately transferrable immediately after the Closing. The Warrant holders will agree that so long as the Company remains certified as an Historically Underutilized Business ("HUB"), they will not exercise their Warrants and/or convert their preferred stock in such a manner as to cause the Company to lose its HUB status.

        Immediately upon the occurrence of the Closing, the Company shall grant the holders of the Shares, the holders of the Common Stock issued upon conversion of the Shares, the holders of the Common Stock issued as dividends on the Shares and the holders of the Common Stock issued upon the exercise of any of the Warrants one (1) demand registration right and "piggyback" registration rights. The terms of these registration rights shall be as set forth in a Registration Rights Agreement (herein so called) substantially in the form attached hereto as Exhibit "A". The Company shall bear all expenses in connection with the preparation and filing of such registration statements.

        (b) The commissions to which ESL shall be entitled, and which the Company shall pay, for such placement shall be as follows: (i) a sum equal to seven percent (7%) of the total proceeds resulting from the placement of the Units, payable in cash; and (ii) Twenty Thousand (20,000) Units (the "Placement Agent's Units"). ESL shall be paid a commission of five percent (5%) of the aggregate strike price paid upon the exercise of any Warrants. ESL shall also be paid (i) a sum equal to three percent (3%) of the total proceeds resulting from the placement of the Units as a non-accountable expense allowance and (ii) an amount equal to the legal fees of ESL's counsel not to exceed Ten Thousand and No/100 Dollars ($10,000.00). ESL will be paid the commission, fees, and non-accountable expense allowance simultaneously with the Closing.

        (c) In addition, the Company agrees to sell to ESL, for an aggregate price of $100, a five (5) year option ("ESL Purchase Option") to purchase up to Four Hundred Thousand





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

(400,000) shares of Common Stock ("ESL's Option Shares") at a price of One Dollar and Fifty Cents ($1.50) per Option Share exercisable for a period of five (5) years commencing January 31, 1998. The holders of ESL's Option Shares and the Placement Agent's Units will have registration rights as set forth in the Registration Rights Agreement substantially in the form attached hereto as Exhibit "B".

2. Appointment of Placement Agent. ESL's appointment by the Company as Placement Agent shall commence upon the date of the execution of this Agreement, and shall continue until and through November 30, 1998, unless (i) the Units shall be completely sold prior to that date, (ii) the offering has been terminated by written agreement between ESL and the Company, or (iii) this Agreement shall be terminated at a prior date as provided herein.

3. Release of Placement Agent. ESL's commitment to serve as Placement Agent on behalf of the Company is made subject to the release of ESL: (i) in the event of war, (ii) in the event of any material adverse change in the business, property or financial condition of the Company (of which ESL shall be the sole judge), (iii) in the event of any pending or threatened action, suit or proceeding at law or in equity against the Company, or by any Federal, State or other commission, board or agency wherein any unfavorable decision would materially affect the business, property, financial condition or income of the Company (of which ESL shall be the sole judge), (iv) in the event of a breach by the Company of any covenant, representation or warranty contained in this Agreement or (v) in the event of adverse market conditions (of which ESL shall be the sole judge).



4.      Representations and Warranties of the Company.

        The Company represents and warrants to ESL as follows:

        (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Utah, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification.

        (b) The Company has registered shares of its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of the Exchange Act, and the Common Stock is quoted on the NASDAQ Over-the-Counter Bulletin Board (trading symbol: MSIA).

        (c) The Company has furnished ESL with copies of the Company's Business Plan dated July 3, 1997, most recent Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (the "Commission") and all Forms 10-QSB and 8-K filed thereafter, if any (collectively, the "Disclosure Documents"). Immediately prior to the Closing, there will be no other capital stock issued and outstanding, nor will there be outstanding any rights to acquire,





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

commitments to issue or securities convertible into capital stock other than as evidenced in the Disclosure Documents. The Disclosure Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made not misleading.

        (d) Except as shown on the Company's most recent audited financial statements prepared by Salazar Accountants dated March 31, 1997, a copy of which has been furnished to ESL, and as otherwise previously disclosed in writing to ESL, the Company will have no other indebtedness outstanding immediately prior to the Closing.

        (e) Upon issuance at the Closing, in accordance with this Agreement, the Units will be duly and validly authorized and issued, fully paid and nonassessable, free from all encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws and/or this Agreement, and will not subject the holders thereof to personal liability by reason of being such holders. The shares of Common Stock, when issued and delivered upon conversion of the Series A Preferred Stock or exercise of any of the Warrants, the ESL Option Shares and the Placement Agent's Units, will be duly and validly authorized and issued, fully paid and nonassessable, free from all encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws and/or this Agreement, and will not subject the holders thereof to personal liability by reason of being such holders.

        (f) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

        (g) The execution and delivery of this Agreement, the issuance of the Units, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the ESL Option Shares, the Placement Agent's Units, the Warrants, the shares of Common Stock issuable upon exercise of any of the Warrants, and the consummation of the transactions contemplated by the Investor Subscription Agreement (herein so called) by the Company, will not conflict with or result in a breach of or a default under any of the terms or provisions of, the Company's articles of incorporation or By-laws, or of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets is bound, any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its properties or assets and will not result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

        (h) No authorization, approval, filing with or consent of any governmental body is required for the issuance and sale of the Units, except for filings pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") or any state blue sky filings.

        (i) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against or affecting the Company, or any of its properties, which would reasonably be anticipated to result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company.

        (j) Subsequent to the dates as of which information is given in the Disclosure Documents, except as contemplated herein, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and there has not been any change in its capitalization or any material adverse change in its condition (financial or otherwise) net worth, results of operations or prospects, except as otherwise previously disclosed to ESL.

        (k) The Company has conducted, is conducting and will conduct its business so as to comply in all material respects with all applicable statutes and regulations, and the Company is not charged with and, to the knowledge of the Company, is not under investigation with respect to any violation of any statutes or regulations nor is it the subject of any pending or threatened adverse proceedings by any regulatory authority having jurisdiction over its business or operations.

        (l) Except as set forth in the Disclosure Documents, the Company has good and marketable title to all properties and assets described therein as owned by it, free and clear of all liens, charges, encumbrances, or restrictions.

        (m) The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes shown as due thereon, except as previously disclosed to ESL.

        (n) The Company has no knowledge of any tax deficiency that might be asserted against it that might materially and adversely affect its business or properties.

        (o) The Company maintains insurance of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, products liability and all other risks customarily insured against, all of which insurance is in full force and effect.

        (p) No labor disturbance by the employees of the Company exists or is imminent that could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition, or income of the Company.





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

        (q) Neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of law.

        (r) Subject in part to the truth and accuracy of the subscriber's representations set forth in the Investor Subscription Agreement, the offer, sale and issuance of the Units are exempt from registration requirements of the 1933 Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that will cause the loss of such exemption.

        (s) The Company has no patents, trademarks, service marks, copyrights, or licenses other than commercially available software licenses. The Company is not aware that any of its executive officers is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with the use of his or her best efforts to promote the interest of the Company or that would conflict with the Company's business as proposed to be conducted.

        (t) Except for agreements explicitly contemplated hereby or set forth in the Disclosure Documents, there are no agreements between the Company and any of its officers, directors, affiliates or any affiliate thereof.

        (u) As of the Closing, no representation or warranty of the Company contained in this Section 4, and no statement contained in any exhibit, schedule, certificate, list, summary or other disclosure document provided or to be provided to ESL pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary in order to make statements contained therein not misleading.

The representations, warranties and covenants of the Company contained in this Agreement shall inure to the benefit of each subscriber to the Private Placement contemplated by this Agreement and such subscribers shall constitute identified third-party beneficiaries under this Agreement. No termination, modification, or waiver of the representations, warranties and covenants of the Company contained in this Agreement shall be permitted in any manner adversely affecting their interests without their prior written consent.

5.      Affirmative Covenants of the Company.

        (a) Upon completion of the Private Placement, the Company will use its best efforts to list shares of its Common Stock on The Nasdaq SmallCap Market or a national securities exchange (such as AMEX or NYSE) and, at a minimum, to maintain such listing for a period of five (5) years from the time of such listing.

        (b) The Company will engage a financial public relations firm reasonably acceptable to ESL within ninety (90) days of Closing.

        (c) The financial statements of the Company shall be audited by a "Big Six" or such





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

other independent public accounting firm to which ESL may consent. Further, the Company shall not effect a change in its accounting firm to other than a "Big Six" firm for a period of two (2) years following the Closing.

        (d) The Company shall be responsible for and shall bear all expenses directly and necessarily incurred in connection with the Private Placement, including but not limited to, the cost of preparing, printing and delivering all placement and selling documents, including but not limited to the Placement Agreement, Investor Subscription Agreements, Registration Rights Agreements, Placement Agent's Option Agreements and blue sky memorandum and stock certificates; blue sky fees, filing fees, legal fees and disbursements of counsel in connection with blue sky matters; fees and disbursements of the transfer and warrant agent; the cost of two (2) sets of bound closing volumes for ESL and its counsel; the cost of three (3) tombstone advertisements, one
(1) of which shall be in a national business newspaper, one (1) of which shall be in a major Texas newspaper and one (1) shall be in a publication chosen by ESL; and an amount equal to the legal fees of ESL's counsel not to exceed Ten Thousand Dollars ($10,000.00)(collectively, the "Company Expenses"). If the Private Placement is not completed because the Company prevents it or because of a breach by the Company of any covenants, representations or warranties contained herein, the Company's liability for such expense allowance shall be limited to Ten Thousand and No/100 Dollars ($10,000.00).

        (e) The Company will, and will cause its subsidiaries, if any, to do the following: (i) maintain and preserve its and their respective businesses consistent with normal business practices; (ii) conduct its and their respective business, taken together as a group, in an orderly, efficient and customary manner consistent with normal business practices; and (iii) keep and maintain all of its and their respective properties in good working order and condition, ordinary wear and tear excepted.

        (f) The Company will deliver to ESL for a period of three (3) years from the Closing:

                 (i) within thirty (30) days after the close of each quarter, a copy of its consolidated balance sheet as of the close of such month and its profit and loss statement and surplus reconciliation for that month, all prepared in accordance with generally accepted accounting principles consistently applied, and certified as being fairly presented in all material respects by the Company's President or its Chief Financial Officer;

                 (ii) at any time within the period from thirty (30) days prior to and until thirty (30) days after the start of any fiscal year, financial projections of the Company and its subsidiaries, if any, for such fiscal year prepared in reasonable detail, which financial projections shall be presented to the Company's Board of Directors for their approval at their regular meeting first following the preparation of such projections;

                 (iii) promptly upon the filing thereof, all reports and statements filed with the Commission (or any governmental authority succeeding to any of its functions) or with any securities exchange; and





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

                 (iv) such other information and data with respect to the Company or any of its subsidiaries, if any, as from time to time may be reasonably requested by ESL (including, without limitation, such other information as the Company shall have supplied to any of its security holders in their capacity as such) to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

        (g) The Company will cause at least One Million and No/100 Dollars ($1,000,000.00) of "key man" life insurance to be written on the life of Jose Chavez. Such "key man" life insurance will be kept in force for a minimum period of either three (3) years from the Closing or the term of the employment agreement between the Company and Jose Chavez, whichever is longer.

        (h) For a period of three (3) years from the Closing, the Company, at its expense, shall, upon request by ESL from time to time, provide ESL with copies of the Company's daily transfer sheets.

        (i) The Company and its President shall call a meeting of the Board of Directors at such times as may be necessary but at least once every fiscal quarter. The Board of Directors shall include at least two (2) non-affiliated directors, which directors shall not be officers or employees of the Company ("Outside Directors"). In addition, the Company will allow one (1) designated representative of ESL to receive timely notice of, attend and make comments at all meetings of its Board of Directors. (Such designated representative shall also be sent all standard communications and notifications from the Company to the members of its Board of Directors concerning annual and special meetings in the same fashion and on the same basis, including with respect to timing, as he would if he were a member of the Board of Directors.) Further, for a period of five (5) years from the Closing, the holders of the Series A Preferred Stock shall have the right to designate one (1) member of the Board of Directors and the Company will cause such designee to be elected to the Company's Board of Directors.

        (j) The Company will cause the Board of Directors to maintain a Compensation Committee, which shall be comprised of three (3) members, of which one (1) member shall be a director designated by the holders of the Shares.
The Compensation Committee shall have authority with respect to the matters set forth in clauses (i) and (ii) of paragraph (m) of this Section 5.

        (k) The management of the Company shall prepare and deliver to each member of the Board (including ESL's designee) monthly reports highlighting business developments and activities, with those persons having assigned responsibilities reporting on operations and activities in their areas of responsibility.

        (l) The Company will promptly send to ESL and each subscriber to the Private Placement, in no event later than ninety (90) days following each meeting (unless ESL or each such subscriber shall waive such right in writing) copies of the complete minutes of each meeting of its Board of Directors, executive and similar committees thereof.

        (m) Without in any way limiting the generality of matters which may be appropriate





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

for consideration or action by the Board of Directors, prior to taking action with respect to any of the following items, the Board of Directors or, in the case of clauses (i) and (ii), the Compensation Committee thereof, must approve the following actions:

                 (i) Changes in officers and their compensation, including, without limitation, all significant employee benefits other than health care and similar insurance plans;

                 (ii) All incentive programs (and revisions thereto) for employees such as stock option plans, equity plans, bonus plans, etc.;

                 (iii) Company budgets, which shall be submitted within the period from thirty (30) days prior to and until thirty (30) days after the commencement of each fiscal year covering sales, direct costs, indirect costs, profit targets, capital expenditures, and cash flow;

                 (iv) Major appropriations in excess of Fifty Thousand Dollars ($50,000.00) for any capital items not in the Company budget for the fiscal year;

                 (v) Major new facilities and their location, excluding any small leased facilities in the local area so long as their annual rental obligation does not exceed Fifty Thousand Dollars ($50,000.00) per year;

                 (vi) All matters pertaining to mergers and acquisitions, without exception;

                 (vii)   Purchase contracts of a major nature;

                 (viii)  Sales contracts of an unusual size or complexity;

                 (ix) Sale or purchase of patents, rights, or any royalty or license agreements;

                 (x) Warranty and distribution policies of an unusual nature which are not representative of industry patterns;

                 (xi) Financing programs and policies applicable to public offerings, private placements, and long-term debt;

                 (xii)   Treasury policies;

                 (xiii)  Selection of auditors and corporate counsel;

                 (xiv)   Banking resolutions;

                 (xv) Cash policies such as pension funds, investments, etc., other than normal bank deposits;

                 (xvi) All matters of litigation in which the Company is to be the plaintiff or





PLACEMENT AGREEMENT OF
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
        other initiating party; and

                     (xvii)  Conflict of interest matters.

        (n) The management of the Company shall notify and consult with the Board of Directors (by written, telegraphic or telephonic notice) prior to taking any initial action with respect to any of the following matters (it being understood that the Board of Directors will determine the propriety of further or alternative action with respect to such matters at their next meeting):

                 (i) All matters of personnel policies as they apply to any labor agreements or organization of unions;

                 (ii) All matters of public policy, wherein the Company is to be involved in any community, political, or religious cause or program;

                 (iii) All matters of litigation that involve or may involve the Company as a defendant;

                 (iv)    Audit programs and policies; and

                 (v) Any operating decisions which in the judgment of the President and Chief Executive Officer should be presented to the Board.

        (o) ESL shall be paid a commission of five percent (5%) of the aggregate price paid upon the exercise or redemption of any of the Warrants. Any costs incurred by ESL in connection with the solicitation of Warrant exercises or the redemption of Warrants shall be borne by the Company.

        (p) The Company shall file a Certificate of Designation with the Secretary of State of Utah, setting forth the rights and preferences of the Series A Preferred Stock substantially in the form attached hereto as Exhibit "C".

6.      Negative Covenants of the Company.

        (a) For a period of eight (8) months following the Closing, the Company will not, without the prior written consent of ESL, grant any options to purchase securities of the Company to employees that are exercisable at a price below the greater of the Private Placement Price or the fair market value of the securities on the date of grant.

        (b) For a period of three (3) years following the Closing, the Company will not, without the prior written consent of ESL, offer or sell any of its securities in reliance on Regulation S of the Securities Act of 1933, as amended.

        (c) The Company will use its best efforts to cause all of (i) the current directors and executive officers of the Company who are stockholders,
(ii) the holders of Five Hundred





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

Thousand (500,000) shares issued by the Company pursuant to a registration statement filed on Form S-8 in January, 1997, and (iii) the holders of the Four Hundred Eighty Thousand (480,000) shares of Common Stock controlled by Kenneth O'Neal, agree that their shares will be subject to the provisions of a Lock-Up Agreement (herein so called) substantially in the form attached hereto as Exhibit "D". The shares subject to the Lock-Up Agreement shall not be assignable or transferable. The Company will take all such steps necessary to enforce the provisions of the Lock-Up Agreements, including, but not limited to, notifying the Company's transfer agent of the existence of the Lock-Up Agreements. The shares subject to the Lock-Up Agreement shall be released therefrom in accordance with the terms of the Lock-Up Agreement.

        (d) The Company will not use any proceeds from the Private Placement to repay any indebtedness of the Company including but not limited to any indebtedness to current executive officers or principal stockholders of the Company, other than the aggregate sum of One Million One Hundred Thousand Dollars ($1,100,000.00) payable to various vendors of the Company as disclosed in the Company's most recent financial statements prepared by Salazar Accountants dated March 31, 1997.

        (e) The Company shall not, without the prior unanimous written consent of ESL and the holders of the Series A Preferred Stock, create any new class or series of stock having a dividend and/or liquidation preference senior to the Series A Preferred Stock or increase the size of the authorized number of shares of Series A Preferred Stock.

        (f) The Company will not issue press releases without first providing ESL a copy of the proposed prior to its dissemination for a period of eighteen
(18) months from the Closing or November 30, 1997, whichever is earlier.

        (g) For a period of thirteen (13) months from the Closing or November 30, 1998, whichever is earlier, the compensation of the executive officers of the Company shall be subject to the approval of ESL, which approval shall not unreasonably be withheld.

        (h) The Company will not sell any of its securities at a price lower than the Private Placement Price for a period of twenty-four (24) months from the Closing or November 30, 1997, whichever is earlier, without the prior written consent of ESL.

7.      Representations and Warranties of ESL.

        ESL represents, warrants and covenants to the Company as follows:

        (a) ESL has been duly incorporated and is validly existing and in good standing under the laws of Nevis, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

        (b) This Agreement has been duly authorized, validly executed and delivered on behalf of ESL and is a valid and binding agreement of ESL enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally, and ESL has full power and authority to execute and





PLACEMENT AGREEMENT OF
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
deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

8. Indemnification. The Company hereby agrees to indemnify and hold harmless ESL and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or any reasonable investigation of colorable claims or liabilities, including any costs or expenses incurred, to which any such indemnified party may become subject under the Securities' Act, or under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon, in whole or in part, (i) any untrue statement or alleged untrue statement of a material fact made by the Company, (ii) any omission or alleged omission of a material fact with respect to the Company, or (iii) any breach of any representation, warranty or agreement made by the Company in this Agreement.

9.      Mergers and Acquisitions.

        (a) The Company agrees that ESL will be paid a finder's fee of seven percent (7%) of the first $1,000,000.00, six percent (6%) of the second $1,000,000.00 and five percent (5%) of the next $5,000,000.00 ranging in $1,000,000.00 increments down to two and one-half percent (2-1/2%) of the excess (with a reduction by one-half percent (0.5%) for each $1,000,000.00 thereafter up to $9,000,000.00), if any, over $9,000,000.00 of the consideration involved in any transaction (including mergers, acquisitions, joint ventures and any other business for the Company introduced by ESL) consummated by the Company, in which ESL introduced the other party to the Company during a period ending five (5) years from the Closing (an "Introduced Transaction") and with whom the Company did not have a prior relationship; and

        (b) Any such finder's fee due to ESL will be paid in cash at the closing of the particular Introduced Transaction for which the finder's fee is due.

10.     Conditions Precedent to Closing.

        (a) Prior to the Closing, ESL shall have received legal opinions addressed to ESL and each subscriber to the Private Placement from counsel for the Company, confirming the representations and warranties of the Company contained in Section 4, substantially in the form attached hereto as Exhibit "E".

        (b) ESL shall have received a fully executed Placement Agent's Option Certificate from the Company for the options earned upon the Closing.

        (c) ESL shall have received a fully executed Registration Rights Agreement with respect to the Placement Agent's Units and the ESL Option Shares from the Company for the ESL Option Shares and Placement Agent's Units earned upon the Closing.

        (d) ESL shall have received a fully-executed Lock-Up Agreement from each shareholder of the Company as set forth in Paragraph 6(c).





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

        (e) ESL shall have received a certified copy of the resolution of the Board of Directors of the Company authorizing the transactions contemplated herein.

        (f) The Company shall have filed with the Office of the Secretary of State of Utah a Certificate of Designation acceptable to ESL, substantially in the form attached hereto as Exhibit "C".

        (g) The Company shall have amended its Bylaws in such a manner so as to make its Bylaws consistent with the terms and conditions of this Agreement and the transactions contemplated herein, a copy of which will have been provided to ESL.

        (h) Prior to the Closing, the escrow agent, Cardinal International Bank & Trust Co., Ltd. (the "Escrow Agent"), shall have received the certificates representing the Placement Agent's Units earned for the Private Placement.

        (i) Prior to the Closing, the Escrow Agent, shall have received a fully-executed subscription agreement from each subscriber to the Private Placement.

        (j) ESL shall have received an opinion addressed to ESL and each subscriber to the Private Placement, from counsel satisfactory to ESL, concerning the merger of the Company with and into Mountain State Resources Corporation, in form and substance satisfactory to ESL.

11.     Effective Date of this Agreement and Termination.

        (a) This Agreement shall become effective upon its execution by ESL.

        (b) This Agreement shall terminate on the earlier of November 30, 1997, or the Closing.

12. Parties. This Agreement shall inure to the benefit of and be binding upon ESL, the Company and ESL's and its respective successors and assigns. Except as provided for in Section 4 hereinabove, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers, directors, employees, agents and attorneys of the parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. Except as provided in Section 4, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons, officers, directors, employees, agents and attorneys, and for the benefit of no other person or corporation.

13. Secondary Public Offering. ESL agrees and consents to the Company conducting a secondary public offering of its Securities by means of an underwritten offer at a price equal to or greater than the Private Placement Price.

14. Notices. All notices and other communications provided for or permitted hereunder shall





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied (followed by registered mail or overnight courier), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 14.

                         if to the Company:

                         Micro-Media Solutions, Inc.
                         501 Waller
                         Austin, Texas  78702
                         Attn:  Jose Chavez, President
                         Telephone:  (512) 476-6925
                         Telecopier: (512) 473-2371

                         if to ESL:

                         Equity Services, Ltd
                         St. Andrews Court
                         Frederick Street Steps
                         P.O. Box N-4805
                         Nassau, Bahamas
                         Attn:  Ms. Lynn Turnquest, Director
                         Telephone:  (242) 352-7063
                         Telecopier: (242) 352-3932

                         with a copy (which shall not constitute notice) to:

                         Novakov, Davidson & Flynn, P.C.
                         2000 St. Paul Place
                         750 N. St. Paul Street
                         Dallas, Texas 75201-3286
                         Attn:  I. Bobby Majumder, Esq.
                         Telephone:  (214) 922-9221
                         Telecopier: (214) 969-7557

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, registered mail, return receipt requested, postage prepaid, if mailed; when received after being deposited in the regular mail; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

15. Attorneys' Fees. If any action is necessary to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which he is or may be entitled. This provision shall be construed as applicable to the entire agreement.

16.     Time of Essence.  Time shall be of the essence of this Agreement.





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

17. Construction. This Agreement shall be construed in accordance with the internal laws of the State of Texas.

18. Execution. This Agreement may be executed in any number of counterparts each of which taken together shall constitute one and the same instrument.

19. Joint Drafting of Agreement. This Agreement has been prepared by the joint efforts of the respective counsel for each of the parties hereto and shall not be construed against a particular party simply by reason of such party being the drafting party.

20. Entire Agreement. This Agreement constitutes the entire understanding by and between the parties with respect to the subject matter hereof. This Agreement can only be modified, including any extension of the offering period, by a written agreement duly signed by persons authorized to sign agreements on behalf of the respective parties.

21. Facsimile Signature. This Agreement may be executed by facsimile copy and any such facsimile copy bearing the facsimile signature of any party hereto shall have full legal force and effect and shall be binding against the party having executed this Agreement by facsimile.

        If the foregoing is in accordance with your understanding, please sign below and return to us a counterpart hereof, and upon your acceptance hereof, this letter and the acceptance hereof shall constitute a binding agreement between ESL and the Company.


                                  Very truly yours,

                                  MICRO-MEDIA SOLUTIONS, INC.



                                  By: /s/ JOSE CHAVEZ, President




Accepted and agreed to as of the
date first above written by:

EQUITY SERVICES, LTD.


By:/s/  LYNN TURNQUEST, Director





PLACEMENT AGREEMENT OF
MICRO-MEDIA SOLUTIONS, INC.

                                  EXHIBIT "A"


                      REGISTRATION RIGHTS AGREEMENT - EIL

                                  EXHIBIT "B"


                      REGISTRATION RIGHTS AGREEMENT - ESL

                                  EXHIBIT "C"


                           CERTIFICATE OF DESIGNATION

                                  EXHIBIT "D"


                               LOCK-UP AGREEMENT

                                  EXHIBIT "E"


                             FORM OF LEGAL OPINION





                         REGISTRATION RIGHTS AGREEMENT


        This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 11 day of November, 1997 by and between MICRO-MEDIA SOLUTIONS, INC., a Utah corporation (the "Company") and EQUITY SERVICES, LTD., a Nevis company (the "Shareholder").

                                R E C I T A L S:

        WHEREAS, the Shareholder is acquiring (i) Twenty Thousand (20,000) units of the Company's securities (the "Units"), each Unit consisting of one
(1) share of the Company's Series A 5% Cumulative Convertible Preferred Stock,
par value         per share (the "Series A Preferred Stock") and six (6)
warrants (the "Warrants") to purchase one share each of common stock, par value $0.010 per share, of the Company (the "Common Stock") pursuant to that certain placement agreement by and between the Company and the Shareholder dated November 11, 1997 (the "Placement Agreement") and (ii) an option to purchase up to Four Hundred Thousand (400,000) shares of Common Stock pursuant to that certain Placement Agent's Option Certificate dated November 11, 1997 (the "Option Shares"); and

        WHEREAS, the Company desires to grant to the Shareholder certain registration rights relating to the shares of Common Stock issuable upon conversion of any of the Series A Preferred Stock or exercise of any of the Warrants and the Option Shares (collectively, the "Shares"); and the Shareholder desires to obtain such registration rights, subject to the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual premises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Definitions and References. For purposes of this Agreement, in addition to the definitions set forth above and elsewhere herein, the following terms shall have the following meanings:

                 (a) The term "Commission" shall mean the Securities and Exchange Commission and any successor agency.

                 (b) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as herein defined) and the declaration or ordering of effectiveness of such registration statement or document.

                 (c) For purposes of this Agreement, the term "Registrable Stock" shall mean (i) any shares of Common Stock issuable upon conversion of any of the Series A Preferred Stock or exercise of any of the Warrants, (ii) the Option Shares, (iii) any shares of Common Stock issued by way of a stock split, reorganization, merger or consolidation, and (iv) any Common Stock issued as a dividend on the Shares. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (v) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (w) such Registrable Stock is sold pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act,
        (x) such Registrable Stock is eligible to be sold pursuant to Rule 144(k) under the 1933 Act, (y) such Registrable Stock has been otherwise transferred, no stop transfer order affecting such stock is in effect and the Company has delivered new certificates or other evidences of ownership for such Registrable Stock not bearing any legend indicating that such shares have not been registered under the 1933 Act, or (z) such Registrable Stock is sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.

                 (d) The term "Holder" shall mean the Shareholder or any transferee or assignee thereof to whom the rights under this Agreement are assigned in accordance with Section 10 hereof, provided that the Shareholder or such transferee or assignee shall then own the Registrable Stock.

                 (e) The term "1933 Act" shall mean the Securities Act of 1933, as amended.

                 (f) An "affiliate of such Holder" shall mean a person who controls, is controlled by or is under common control with a Holder, or the spouse or children (or a trust exclusively for the benefit of the spouse and/or children) of a Holder, or, in the case of a Holder that is a partnership, its partners.

                 (g) The term "Person" shall mean an individual, corporation, partnership, trust, limited liability company, unincorporated organization or association or other entity, including any governmental entity.

                 (h) The term "Requesting Holder" shall mean a Holder or Holders of in the aggregate at least a majority of the Registrable Stock.

                 (i) References in this Agreement to any rules, regulations or forms promulgated by the Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

        2.       Demand Registration.





REGISTRATION RIGHTS AGREEMENT

                 (a) Commencing immediately upon the date of Closing (as defined in the Placement Agreement), any Requesting Holders may make a written request to the Company (specifying that it is being made pursuant to this Section 2) that the Company file a registration statement under the 1933 Act (or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act) covering the registration of Registrable Stock. In such event, the Company shall
        (x) within ten (10) days thereafter notify in writing all other Holders of Registrable Stock of such request, and (y) use its best efforts to cause to be registered under the 1933 Act all Registrable Stock that the Requesting Holders and such other Holders have, within forty-five
        (45) days after the Company has given such notice, requested be registered.

                 (b) If the Requesting Holders intend to distribute the Registrable Stock covered by their request by means of an underwritten offering, they shall so advise the Company as a part of their request pursuant to Section 2.(a) above, and the Company shall include such information in the written notice referred to in clause (x) of Section 2.(a) above. In such event, the Holder's right to include its Registrable Stock in such registration shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Stock in the underwritten offering to the extent provided in this Section 2. All Holders proposing to distribute Registrable Stock through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Requesting Holders and shall be approved by the Company, which approval shall not be unreasonably withheld; provided, that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders; and provided further, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Stock of such Holder and such Holder's intended method of distribution and any other representation required by law or reasonably required by the underwriter.

                 (c) Notwithstanding any other provision of this Section 2 to the contrary, if the managing underwriter of an underwritten offering of the Registrable Stock requested to be registered pursuant to this Section 2 advises the Requesting Holders in writing that in its opinion marketing factors require a limitation of the number of shares to be underwritten, the Requesting Holders shall so advise all Holders of Registrable Stock that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Stock that may be included in such underwritten offering shall be allocated among all such Holders, including the Requesting Holders, in proportion (as nearly as practicable) to the amount of Registrable Stock requested to be included in such registration by each Holder at the time of filing the registration statement; provided, that in the event of such limitation of the number of shares of Registrable Stock to be underwritten, the Holders shall be entitled to an additional demand registration pursuant to this Section 2. If any Holder of Registrable Stock disapproves of the terms of the underwriting, such Holder may elect to withdraw by written notice to the Company, the managing underwriter and





REGISTRATION RIGHTS AGREEMENT
        the Requesting Holders. The securities so withdrawn shall also be withdrawn from registration.

                 (d) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to effect a registration pursuant to this Section 2 during the period starting with the fourteenth (14th) day immediately preceding the date of an anticipated filing by the Company of, and ending on a date ninety (90) days following the effective date of, a registration statement pertaining to a public offering of securities for the account of the Company; provided, that the Company shall actively employ in good faith all reasonable efforts to cause such registration statement to become effective; and provided further, that the Company's estimate of the date of filing such registration statement shall be made in good faith.

                 (e) The Company shall be obligated to effect and pay for a total of only two (2) registrations pursuant to this Section 2, unless increased pursuant to Section 2.(c) hereof; provided, that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2.(e), unless (i) it has been declared effective by the Commission, (ii) if it is a shelf registration, it has remained effective for the period set forth in
        Section 3.(b), (iii) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such action prompted by any act or omission of the Holders), and (iv) no limitation of the number of shares of Registrable Stock to be underwritten has been required pursuant to Section 2.(c) hereof.

        3. Obligations of the Company. Whenever required under Section 2 to use its best efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

                 (a) prepare and file with the Commission, not later than ninety (90) days after receipt of a request to file a registration statement with respect to such Registrable Stock, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such issue of Registrable Stock in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective as promptly as practicable thereafter; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to one (1) counsel selected by the Requesting Holders copies of all such documents proposed to be filed, and (ii) notify each such Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as would satisfy the holding period requirements of Rule 144(k) promulgated by the Commission with respect to the Shares or such shorter period which will terminate when all Registrable Stock covered by such registration statement has been sold (but not before the





REGISTRATION RIGHTS AGREEMENT
        expiration of the forty (40) or ninety (90) day period referred to in
        Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable), and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (c) furnish to each Holder and any underwriter of Registrable Stock to be included in a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Holder;

                 (d) use its best efforts to register or qualify such Registrable Stock under such other securities or blue sky laws of such jurisdictions as any selling Holder or any underwriter of Registrable Stock reasonably requests, and do any and all other acts which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Stock owned by such Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.(d) hereof,
        (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                 (e) use its best efforts to cause the Registrable Stock covered by such registration statement to be registered with or approved by such other governmental agencies or other authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holders thereof to consummate the disposition of such Registrable Stock;

                 (f) notify each selling Holder of such Registrable Stock and any underwriter thereof, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act (even if such time is after the period referred to in Section 3.(b)), of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances being made not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances being made not misleading;

                 (g) make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any





REGISTRATION RIGHTS AGREEMENT
        such Inspector, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, in connection with such registration statement. Records or other information which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records or other information is necessary to avoid or correct a misstatement or omission in the registration statement, or (ii) the release of such Records or other information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each selling Holder shall, upon learning that disclosure of such Records or other information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records or other information deemed confidential;

                 (h) furnish, at the request of any Requesting Holder, on the date that such shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective, (1) a signed opinion, dated such date, of the legal counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Requesting Holders as to such matters as such underwriters or the Requesting Holders, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) a letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Requesting Holders and, if such accountants refuse to deliver such letter to such Holder, then to the Company (i) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Requesting Holders may reasonably request and as would be customary in such a transaction;

                 (i) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

                 (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section





REGISTRATION RIGHTS AGREEMENT

        11(a) of the 1933 Act; and

                 (k) use its best efforts to cause all such Registrable Stock to be listed on The Nasdaq Small Cap Market and/or any other securities exchange on which similar securities issued by the Company are then listed or traded.

        The Company may require each selling Holder of Registrable Stock as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing.

        Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.(f) hereof, such Holder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3.(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 3.(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3.(f) hereof to and including the date when each selling Holder of Registrable Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.(f) hereof.

        4. Incidental Registration. Commencing immediately after the date of Closing (as defined in the Investor Agreement), if the Company determines that it shall file a registration statement under the 1933 Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its common stock to be sold for cash, at each such time the Company shall promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than thirty (30) days from the date of such notice, and advising each Holder of its right to have Registrable Stock included in such registration. Upon the written request of any Holder received by the Company no later than twenty (20) days after the date of the Company's notice, the Company shall use its best efforts to cause to be registered under the 1933 Act all of the Registrable Stock that each such Holder has so requested to be registered. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a non-underwritten offering, in the written opinion of the placement agent, or if there is none, the Company), the total amount of such securities to be so registered, including such Registrable Stock, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current market value of such securities, or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Registrable Stock to be offered for the accounts of Holders shall be reduced pro rata to the extent necessary to reduce the





REGISTRATION RIGHTS AGREEMENT
total amount of securities to be included in such offering to the recommended amount; provided, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by Holders than the fraction of similar reductions imposed on such other Persons other than the Company over the amount of securities they intended to offer.

        5.       Holdback Agreement - Restrictions on Public Sale by Holder.

                 (a) To the extent not inconsistent with applicable law, each Holder whose Registrable Stock is included in a registration statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the 1933 Act, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of such registration statement (except as part of the registration), if and to the extent requested by the Company in the case of a nonunderwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

                 (b) Restrictions on Public Sale by the Company and Others. The Company agrees (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement in which Holders are participating (except as part of such registration), if and to the extent requested by the Holders in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering; and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any securities convertible into or exchangeable or exercisable for such securities (other than pursuant to an effective registration statement) shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the 1933 Act.

        6. Expenses of Registration. The Company shall bear all expenses incurred in connection with each registration pursuant to Sections 2 and 4 of this Agreement, excluding underwriters' discounts and commissions, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws, fees and disbursements of counsel for the Company. The selling Holders shall bear and pay the underwriting commissions and discounts applicable to the Registrable Stock offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.





REGISTRATION RIGHTS AGREEMENT

        7.       Indemnification and Contribution.

                 (a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each Holder, its officers, directors and agents and each Person who controls such Holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein (in case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading. The Company will also indemnify any underwriters of the Registrable Stock, their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the selling Holders.

                 (b) Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Holder so furnished in writing by such Holder. Notwithstanding the foregoing, the liability of each such Holder under this Section 7.(b) shall be limited to an amount equal to the initial public offering price of the Registrable Stock sold by such Holder, unless such liability arises out of or is based on willful misconduct of such Holder.

                 (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). Failure by such Person to provide said notice to the indemnifying party shall itself not create liability except to the extent of any injury caused thereby. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include





REGISTRATION RIGHTS AGREEMENT
        as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party IS not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one (1) counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                 (d) Contribution. If for any reason the indemnity provided for in this Section 7 is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.(a) and 7.(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.

        8. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires,





REGISTRATION RIGHTS AGREEMENT
powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        9. Rule 144. The Company covenants that it will file the reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder; and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Stock without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

        10. Transfer of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registerable Stock may be transferred to any transferee of such Registrable Stock; provided that such transfer may otherwise be effected in accordance with applicable securities laws; provided further, that the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; provided further, that such transferee shall agree in writing, in form and substance satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and provided further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by such transferee is restricted under the 1933 Act. Except as set forth in this
Section 10, no transfer of Registrable Stock shall cause such Registrable Stock to lose such status.

        11. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Stock" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Stock under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if each Holder is entitled to receive in exchange for its Registrable Stock consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the 1933 Act, or
(iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the 1933 Act.





REGISTRATION RIGHTS AGREEMENT

        12.      Miscellaneous.

                 (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

                 (b) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

                 (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority of the Registrable Stock then outstanding affected by such amendment, modification, supplement, waiver or departure.

                 (d) Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                 (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and to be performed wholly within that state, without regard to the conflict of law rules thereof.

                 (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 (g) Headings. The headings in this Agreement are used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

                 (h) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be delivered in person or by telecopy or by overnight courier guaranteeing no later than second business day delivery, directed to (i) the Company at the address set forth below its signature hereof or (ii) a Holder at the address of the Administrator set forth below its signature hereof. Any party may change its address for notice by giving ten (10) days advance written notice to the other parties. Every notice or other communication hereunder shall be deemed to have been duly given or served on the





REGISTRATION RIGHTS AGREEMENT
        date on which personally delivered, or on the date actually received, if sent by telecopy or overnight courier service, with receipt acknowledged.

                 (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

                 (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 (k) Enforceability. This Agreement shall remain in full force and effect notwithstanding any breach or purported breach of, or relating to, the Investor Agreement.

                 (l) Recitals. The recitals are hereby incorporated in the Agreement as if fully set forth herein.





              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.

                                        MICRO-MEDIA SOLUTIONS, INC.



                                        By: /s/ Jose Chavez
                                                Name:  JOSE CHAVEZ
                                                Title: President

                                        501 Waller
                                        Austin, Texas  78702
                                        Telephone: (512) 476-6925
                                        Telecopier: (512) 473-2371





REGISTRATION RIGHTS AGREEMENT

                                        EQUITY SERVICES, LTD.



                                        By: /s/ Lynn Turnquest
                                                Name:  LYNN TURNQUEST
                                                Title: Director

                                        St. Andrews Court
                                        Frederick Street Steps
                                        P.O. Box N-4805
                                        Nassau, Bahamas
                                        Telephone:  (242) 352-7063
                                        Telecopier: (242) 352-3932

INSERT FILE ON DISK



        THE OPTION REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.



                          MICRO-MEDIA SOLUTIONS, INC.


                      PLACEMENT AGENT'S OPTION CERTIFICATE

        THIS PLACEMENT AGENT'S OPTION CERTIFICATE (the "Option Certificate") certifies that for value received, EQUITY SERVICES, LTD. (the "Holder"), is the owner of this option (the "Option"), which entitles the Holder thereof to purchase, commencing January 31, 1998 and before the Expiration Date (as defined below) Four Hundred Thousand (400,000) shares (the "Option Shares") of fully paid and non-assessable shares of the common stock, $0.10 par value per share (the "Common Stock"), of MICRO-MEDIA SOLUTIONS, INC., a Utah corporation (the "Company") at a purchase price of One Dollar and Fifty Cents ($1.50) per





REGISTRATION RIGHTS AGREEMENT

Option Share (the "Strike Price"), in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided.

m.      OPTION; PURCHASE PRICE.

        This Option shall entitle the Holder hereof to purchase the Option Shares at the Strike Price. The Strike Price and the number of Option Shares evidenced by this Option Certificate are subject to adjustment as provided in
Article 6.

n.      EXERCISE; EXPIRATION DATE.

        a. Exercise. This Option is exercisable, at the option of the Holder, commencing on January 31, 1998, and before the Expiration Date (as defined below) by delivering to the Company written notice of exercise (the "Exercise Notice"), stating the number of Option Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company for the Option Shares being purchased. Within ten (10) days of the Company's receipt of the Exercise Notice accompanied by the consideration for the Option Shares being purchased, the Company shall issue and deliver to the Holder a certificate representing the Option Shares being purchased. In the case of exercise for less than all of the Option Shares represented by this Option Certificate, the Company shall cancel this Option Certificate upon the surrender hereof and shall execute and deliver a new Option Certificate for the remaining balance of such Option Shares.

        b. Termination. The term "Expiration Date" shall mean 5:00 p.m., Austin, Texas time, on January 31, 2003 or if such date in the State of Texas shall be a holiday or a day on which banks are authorized to close, then 5:00 p.m., Austin, Texas time, the next following day which in the State of Texas is not a holiday or a day on which banks are authorized to close.

o.      RESTRICTIONS ON TRANSFER.

        a. Restrictions. This Option, and the Option Shares or any other security issuable upon exercise of this Option may not be assigned, transferred, sold or otherwise disposed of unless (i) there is in effect a registration statement under the Securities Act of 1933, as amended (the "Act") covering such sale, transfer or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Act, as well as other documentation incidental to such sale, transfer or other disposition as the Company's counsel shall reasonably request.

        b. Legend. Any Option Shares issued upon the exercise of this Option shall bear a legend in substantially the form as follows:

                 "The shares evidenced by this certificate were issued upon exercise of an Option and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under the Securities Act of 1933 (the "Act") or an opinion of counsel to the effect that the proposed sale, transfer or disposition





REGISTRATION RIGHTS AGREEMENT
                 may be effectuated without registration under the Act."

p.      RESERVATION OF SHARES.

        The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Option, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Option shall be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

q.      LOSS OR MUTILATION.

        Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Option Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of the mutilated Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal number of Option Shares exercisable thereunder.

r.      ANTI-DILUTION PROVISIONS.

        a. Number of Option Shares. The number of shares of Common Stock and the Strike Price per Option Share pursuant to this Option shall be subject to adjustment from time to time as provided for in this Section 6(a). Notwithstanding anything contained herein, the aggregate Strike Price for the total number of Option Shares issuable pursuant to this Option shall remain unchanged. In case the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares (i.e. forward or reverse stock split), (i) the number of shares which the Holder of this Option shall have been entitled to purchase pursuant to this Option shall be increased or decreased in direct proportion to such increase or decrease of shares, as the case may be, and (ii) the Strike Price per Option Share (but not the aggregate Strike Price) in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease of shares, as the case may be.

        b. Fractional Shares. No certificate for fraction shares shall be issued upon the exercise of this Option, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent.

        c. Rights of the Holder. The Holder of this Option shall not be entitled to any rights of a shareholder of the Company in respect of any Option Shares purchasable upon the exercise hereof until such Option Shares have been paid for in full and issued to it. The Holder of this Option shall be deemed to be a shareholder of the Company from and after the time this Option is exercised and the Option Shares therefor exercised have been paid for in full. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, to the person or persons entitled to receive the same.





PLACEMENT AGENTS OPTION CERTIFICATE

s.      REGISTRATION RIGHTS.

        The Holder of this Option and the Option Shares issued upon exercise of this Option will have registration rights beginning on the date of execution of this Option Certificate. The terms of these registration rights shall be as set forth in the Registration Rights Agreement by and between the Holder and the Company, in substantially the form attached hereto as Exhibit "A".

t.      REPRESENTATIONS AND WARRANTIES.

        The Holder, by acceptance of this Option, represents and warrants to, and covenants and agrees with, the Company as follows:

        a. The Option is being acquired for the Holder's own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

        b. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act.

        c. The Holder (i) is not a citizen or resident of the United States of America, (ii) is not an entity organized under any laws of any state of the United States of America and (iii) does not have any offices in the United States of America.

u.      MISCELLANEOUS.

        a. Transfer Taxes; Expenses of Registration. The Company shall bear all expenses incurred in connection with each registration pursuant to this Option Certificate, excluding underwriters' discounts and commissions, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws, fees and disbursements of counsel for the Company. The selling Holder shall bear and pay the underwriting commissions and discounts applicable to the Option Shares offered for their account in connection with any registrations, filings and qualifications made pursuant to this Option Certificate. The Holder shall pay any and all brokerage fees and transfer taxes incidental to the sale or exercise of this Option or the sale of the underlying shares issuable hereunder.

        b. Notice. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9b.





PLACEMENT AGENTS OPTION CERTIFICATE
                         if to the Company:

                         Micro-Media Solutions, Inc.
                         501 Waller
                         Austin, Texas  78702
                         Attn:  Jose Chavez, President
                         Telephone:  (512) 476-6925
                         Telecopier: (512) 473-2371

                         if to Holder:

                         Equity Services, Ltd.

                         St. Andrews Court
                         Frederick Street Steps
                         P.O. Box N-4805
                         Nassau, Bahamas
                         Attn:  Lynn Turnquest, Director
                         Telephone:  (242) 352-7063
                         Telecopier: (242) 352-3932

                         with a copy (which shall not constitute notice) to:

                         Novakov, Davidson & Flynn, P.C.
                         2000 St. Paul Place
                         750 N. St. Paul Street
                         Dallas, Texas 75201-3286
                         Attn:  I. Bobby Majumder, Esq.
                         Telephone:  (214) 922-9221
                         Telecopier: (214) 969-7557

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

        c. Governing Law. This Option Certificate shall be governed by, and construed in accordance with, the laws of the State of Texas, without reference to its principles regarding conflicts of laws.

        IN WITNESS WHEREOF, the Company has caused this Option Certificate to be fully executed as of the date set forth below.

                                  MICRO-MEDIA SOLUTIONS, INC.


                                  By:
                                     ---------------------------------




PLACEMENT AGENTS OPTION CERTIFICATE

                                     JOSE CHAVEZ, President


ATTEST:
       -------------------------
        Name:
        Title: Secretary

Date: November        , 1997





PLACEMENT AGENTS OPTION CERTIFICATE

                           FORM OF EXERCISE OF OPTION

        The undersigned hereby elects to exercise this Option as to shares of Common Stock covered hereby. Enclosed herewith is a bank or certified check in
the amount of $                 .


Date:
     --------------------                       -----------------------------
                                                Name:
                                                Address:



                                                Signature

                                                -----------------------------

                                  EXHIBIT "A"

                         REGISTRATION RIGHTS AGREEMENT

                             between ESL and MSI
        "OptionCert-A"


MICRO-MEDIA SOLUTIONS, INC.
  (A Utah Corporation)


WARRANT TO PURCHASE
SHARES OF COMMON STOCK


Effective November 11, 1997


THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANING GIVEN THEM BY REGULATION S UNDER THE SECURITIES ACT.

        THIS CERTIFIES THAT, for value received, EQUITY SERVICES, LTD. or registered assigns ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in subsection 1.2, below), 120,000 shares ("Shares") of fully paid and non-assessable Common Stock, $0.10 par value ("Common Stock"), of MICRO-MEDIA SOLUTIONS, INC., a Utah corporation (the "Company"), at the per share purchase price (the "Warrant Price") set forth in subsection 1.1, subject to the further provisions of this Warrant. The term "Warrants" as used herein shall mean this Warrant and all instruments issued by the Company which are substantially identical to this Warrant (except for the name of the holder and the number of securities purchasable by the holder).

1.      EXERCISE OF WARRANT

        The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

        1.1 Warrant Price. The Warrant Price shall be equal to $1.50 per share, subject to adjustment as provided in Section 4, below.

        1.2 Method Of Exercise. The holder of this Warrant, may at any time beginning January 3, 1998, and prior to January 31, 2000, or such later date as the Company may in its sole discretion determine (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

        (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

        (b) the payment to the Company, by cash, check payable to its order or wire transfer, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised; and

        (c) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the holder certifying that the Shares are being acquired for the sole account of the holder and not with a view to any resale or distribution.

        1.3 Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of subsection 1.2(c) and Section 7, each and every exercise of this Warrant is contingent upon the Company's satisfaction that the issuance of Common Stock upon the exercise is exempt from the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws. The holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant. Holder represents and warrants that: (a) it is not a citizen or resident of the United States of America, (b) it is not an entity organized under any laws of any state of the United States of America, and (c) it does not have offices in the United States of America.

        1.4 Issuance Of Shares and New Warrant. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the person exercising such rights. Such holder shall also be issued at such time a new Warrant representing the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continuing in force and effect.

2.      TRANSFERS

        2.1 Transfers. Subject to Section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the holder. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.

        2.2 Registered Holder. Each holder agrees that until such time as any transfer pursuant to subsection 2.1 is recorded on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner; provided that nothing herein affects any





PLACEMENT AGENTS OPTION CERTIFICATE
requirement that transfer of any Warrant or share of Common Stock issued or issuable upon the exercise thereof be subject to compliance with the Securities Act and all applicable state securities laws.

        2.3 Form Of New Warrants. All Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provision to this Warrant except for the number of Shares purchasable thereunder.

3.      FRACTIONAL SHARES

        Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. Holder hereby waives any right to receive fractional Shares.

4.      ANTIDILUTION PROVISIONS

        4.1 Stock Splits And Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the Shares of Common Stock that were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

        4.2 Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the holder on exercise of this Warrant immediately before that change.

        4.3      Reorganizations, Mergers, Consolidations Or Sale Of Assets.
If at any time there shall be a capital reorganization of the Company's Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that





PLACEMENT AGENTS OPTION CERTIFICATE
the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger or consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered holder of this Warrant at the address of that holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and be included as part of the notice required under other provisions of this Warrant.

        4.4 Common Stock Dividends; Distributions. In the event the Company should at any time prior to the expiration of this Warrant fix a record date for the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of the Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

        4.5 Adjustments of Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4.4, then, in each such case for the purpose of this subsection 4.5, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

        4.6 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting





PLACEMENT AGENTS OPTION CERTIFICATE
forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

        (a)      Such adjustments and readjustments;

        (b)      The purchase price at the time in effect; and

        (c) The number of shares of Common Stock issuable upon exercise of the Warrant and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

        4.7 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.      RIGHTS PRIOR TO EXERCISE OF WARRANT

        The Warrant holders will agree that so long as the Company remains certified as an Historically Underutilized Business ("HUB"), they will not exercise their Warrants and/or convert their preferred stock in such a manner as to cause the Company to lose its HUB status. This Warrant does not entitle the holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

        (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or

        (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

        (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company's Board of Directors,

Then in any one or more of said events the Company shall give notice in writing of such event to





PLACEMENT AGENTS OPTION CERTIFICATE
the holder at his last address as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

6.      SUCCESSORS AND ASSIGNS

        The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder thereof and their respective successors and permitted assigns.

7.      RESTRICTED SECURITIES

        In order to enable the Company to comply with the Securities Act and applicable state laws, the Company may require the holder as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that the Warrant, or in the case of an exercise hereof the shares subject to this Warrant, are being acquired for his own account, for investment only, with no view to the distribution of the same, and that any disposition of all or any portion of this Warrant or the Shares issuable upon the due exercise of this Warrant shall not be made, unless and until:

        (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

        (b)(i) The holder has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state law.

        The holder acknowledges that this Warrant is, and each of the shares of Common Stock issuable upon the due exercise hereof will be, a restricted security, that he understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:





PLACEMENT AGENTS OPTION CERTIFICATE

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8.      LOSS OR MUTILATION

        Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

9.      NOTICES

        All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the holder, at his address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this subsection by giving the other party written notice of the new address in the manner set forth above.

10.     GOVERNING LAW

        This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Texas without regard to conflicts of law.


DATED AS OF NOVEMBER 11, 1997


MICRO-MEDIA SOLUTIONS, INC.
               By: /s/ JOSE CHAVEZ, President


SUBSCRIPTION



Micro-Media Solutions, Inc.
501 Waller


PLACEMENT AGENTS OPTION CERTIFICATE

Austin, Texas  78702


Gentlemen:

The undersigned,                                      , hereby elects to
purchase, pursuant to the provisions to the foregoing Warrant held by the
undersigned,                          shares of the Common Stock, $0.10 par
value ("Common Stock"), of Micro-Media Solutions, Inc.

Payment of the purchase price per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that absent an effective registration statement covering the Warrants, the undersigned is acquiring such stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

DATED:                             , 199   .




                                        Signature:

                                        Address:





MICRO-MEDIA SOLUTIONS, INC.
         (A Utah Corporation)


WARRANT TO PURCHASE
SHARES OF COMMON STOCK


Effective November   11, 1997

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT

PLACEMENT AGENTS OPTION CERTIFICATE

BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANING GIVEN THEM BY REGULATION S UNDER THE SECURITIES ACT.

         THIS CERTIFIES THAT, for value received, ENTREPRENEURIAL INVESTORS, LTD. or registered assigns ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in subsection 1.2, below), 2,400,000 shares ("Shares") of fully paid and non-assessable Common Stock, $0.10 par value ("Common Stock"), of MICRO-MEDIA SOLUTIONS, INC., a Utah corporation (the "Company"), at the per share purchase price (the "Warrant Price") set forth in subsection 1.1, subject to the further provisions of this Warrant. The term "Warrants" as used herein shall mean this Warrant and all instruments issued by the Company which are substantially identical to this Warrant (except for the name of the holder and the number of securities purchasable by the holder).

3.       EXERCISE OF WARRANT

         The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

         1.1 Warrant Price. The Warrant Price shall be equal to $1.50 per share, subject to adjustment as provided in Section 4, below.

         1.2 Method Of Exercise. The holder of this Warrant, may at any time beginning January 3, 1998, and prior to January 31, 2000, or such later date as the Company may in its sole discretion determine (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

         (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

         (b) the payment to the Company, by cash, check payable to its order or wire transfer, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised; and

         (c) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the holder certifying that the Shares are being acquired for the sole account of the holder and not with a view to any resale or distribution.


PLACEMENT AGENTS OPTION CERTIFICATE

         1.3 Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of subsection 1.2(c) and Section 7, each and every exercise of this Warrant is contingent upon the Company's satisfaction that the issuance of Common Stock upon the exercise is exempt from the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws. The holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant. Holder represents and warrants that: (a) it is not a citizen or resident of the United States of America, (b) it is not an entity organized under any laws of any state of the United States of America, and (c) it does not have offices in the United States of America.

         1.4 Issuance Of Shares and New Warrant. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the person exercising such rights. Such holder shall also be issued at such time a new Warrant representing the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continuing in force and effect.

4.       TRANSFERS

         2.1 Transfers. Subject to Section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the holder. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.

         2.2 Registered Holder. Each holder agrees that until such time as any transfer pursuant to subsection 2.1 is recorded on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner; provided that nothing herein affects any requirement that transfer of any Warrant or share of Common Stock issued or issuable upon the exercise thereof be subject to compliance with the Securities Act and all applicable state securities laws.

         2.3 Form Of New Warrants. All Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provision to this Warrant except for the number of Shares purchasable thereunder.

3.       FRACTIONAL SHARES

         Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. Holder hereby waives any right to receive fractional Shares.

4.       ANTIDILUTION PROVISIONS


PLACEMENT AGENTS OPTION CERTIFICATE

         4.1 Stock Splits And Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the Shares of Common Stock that were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

         4.2 Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the holder on exercise of this Warrant immediately before that change.

         4.3     Reorganizations, Mergers, Consolidations Or Sale Of Assets.
If at any time there shall be a capital reorganization of the Company's Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger or consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered holder of this Warrant at the address of that holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of


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this Warrant.  When appropriate, that notice may be given in advance and be included as part of the notice required under other provisions of this Warrant.

         4.4 Common Stock Dividends; Distributions. In the event the Company should at any time prior to the expiration of this Warrant fix a record date for the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of the Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

         4.5 Adjustments of Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4.4, then, in each such case for the purpose of this subsection 4.5, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

         4.6 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

         (a)     Such adjustments and readjustments;

         (b)     The purchase price at the time in effect; and

         (c) The number of shares of Common Stock issuable upon exercise of the Warrant and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

         4.7 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the


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opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.       RIGHTS PRIOR TO EXERCISE OF WARRANT

         The Warrant holders will agree that so long as the Company remains certified as an Historically Underutilized Business ("HUB"), they will not exercise their Warrants and/or convert their preferred stock in such a manner as to cause the Company to lose its HUB status. This Warrant does not entitle the holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

         (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or

         (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company's Board of Directors,

Then in any one or more of said events the Company shall give notice in writing of such event to the holder at his last address as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

6.       SUCCESSORS AND ASSIGNS

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding


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upon, the Company and the holder thereof and their respective successors and permitted assigns.

7.       RESTRICTED SECURITIES

         In order to enable the Company to comply with the Securities Act and applicable state laws, the Company may require the holder as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that the Warrant, or in the case of an exercise hereof the shares subject to this Warrant, are being acquired for his own account, for investment only, with no view to the distribution of the same, and that any disposition of all or any portion of this Warrant or the Shares issuable upon the due exercise of this Warrant shall not be made, unless and until:

         (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

         (b)(i) The holder has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state law.

         The holder acknowledges that this Warrant is, and each of the shares of Common Stock issuable upon the due exercise hereof will be, a restricted security, that he understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8.       LOSS OR MUTILATION

         Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

9.       NOTICES

         All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally


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
on the party to whom notice is to be given, or on the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the holder, at his address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this subsection by giving the other party written notice of the new address in the manner set forth above.

10.      GOVERNING LAW

         This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Texas without regard to conflicts of law.


DATED AS OF NOVEMBER 11, 1997


MICRO-MEDIA SOLUTIONS, INC.
                         By: /s/ JOSE CHAVEZ, President


SUBSCRIPTION



Micro-Media Solutions, Inc.
501 Waller
Austin, Texas  78702


Gentlemen:

The undersigned,                                      , hereby elects to
purchase, pursuant to the provisions to the foregoing Warrant held by the
undersigned,                          shares of the Common Stock, $0.10 par
value ("Common Stock"), of Micro-Media Solutions, Inc.

Payment of the purchase price per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that absent an effective registration statement covering the Warrants, the undersigned is acquiring such stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.


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



DATED:                             , 199   .




                                        Signature:

                                        Address:


PLACEMENT AGENT'S OPTION CERTIFICATE